THE CUTLER TRUST

                                CUTLER CORE FUND
                                CUTLER VALUE FUND

                        Supplement Dated July 31, 2002 to
                        Prospectus Dated October 30, 2001


THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS AND SHOULD BE READ IN CONJUNCTION WITH SUCH PROSPECTUS.

1. In the section captioned "MANAGEMENT," under the sub-heading "THE ADVISER", the following is added to the supplement dated April 1, 2002.

Pursuant to an agreement dated June 14, 2002, the ownership dispute between Brooke Cutler Ashland and Stephen Frank Brennan has been resolved. According to the terms of that agreement, Brooke Cutler Ashland will retain control of the Adviser. Thus, there will not be a change of "control" of the Adviser, as defined in the Investment Company Act of 1940.

2. In the section captioned "Management", under the sub-heading "PORTFOLIO MANAGERS", the following replaces the second and third paragraphs.


KELLY R. KO, CFA, Co-Portfolio Manager for Cutler Value Fund and Cutler Core Fund, received his B.S. from the University of Southern California and an M.B.A. in Finance from Duke University in 1986. From May 2000 to May 2002, he was a portfolio manager for Nicholas Applegate Capital Management in San Diego, California. From 1992 to May 2000, he was a portfolio manager and analyst for Hughes Investment Management Company in Los Angeles, California.

JOSEPH GAGNON, CFA, Co-Portfolio Manager for Cutler Value Fund and Cutler Core Fund, received his B.A. from the University of California, Los Angeles in 1985. From September 2001 to May 2002, he was an investment analyst for Nicholas Applegate Capital Management in San Diego, California. From June 2000 to September 2001 he was an independent registered investment adviser. From 1991 to June 2000, he was a portfolio manager for Hughes Investment Management Company in Los Angeles, California.




               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE